                                                             UNITED STATES
                                                  SECURITIES AND EXCHANGE COMMISSION
                                                        Washington, D.C. 20549

                                                        _______________________

                                                               FORM 8-K

                                                            CURRENT REPORT

                                                        _______________________

                                Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


                                                   Date of Report: January 14, 2009

                                                             TIFFANY & CO.

                                        (Exact name of Registrant as specified in its charter)



               Delaware                                 1-9494                               13-3228013
     (State or other jurisdiction                     (Commission                   (I.R.S. Employer Identification
           of incorporation)                         File Number)                               No.)


           727 Fifth Avenue, New York, New York                                                 10022
         (Address of principal executive offices)                                              (Zip Code)


Registrant's telephone number, including area code:  (212) 755-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 7.01.        Regulation FD Disclosure.

On January 14, 2009, Registrant issued a press release announcing its unaudited sales figures for the period from November 1 to December 31. A copy of the January 14, 2009 press release is attached hereto as Exhibit 99.1 to this Form 8-K.

The information in this Current Report on Form 8-K is being furnished pursuant to Item 7.01 Regulation FD Disclosure. In accordance with General Instruction
B.2 of Form 8-K, the information in this report shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly stated by specific reference in such filing.


Item 9.01.        Financial Statements and Exhibits.

    (c)           Exhibits

                  99.1  Press Release dated January 14, 2009.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              TIFFANY & CO.


                                    BY:   /s/ Patrick B. Dorsey
                                          -------------------------------------
                                          Patrick B. Dorsey
                                          Senior Vice President, General Counsel
                                          and Secretary



Date:  January 14, 2009

                                  EXHIBIT INDEX


Exhibit No.       Description

99.1              Text of Press Release issued by Tiffany & Co., dated
                  January 14, 2009.